UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders

Semiannual Report March 31, 2008

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

INVESTMENT UPDATE

Walter A. Row, CFA
Eaton Vance Management
Co-Portfolio Manager

Lewis R. Piantedosi
Eaton Vance Management
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment
Management
Co-Portfolio Manager

David R. Fraley
Rampart Investment
Management
Co-Portfolio Manager

Economic and Market Conditions

•

The U.S. stock markets posted sharp declines over the six months ended March 31, 2008, as fears about the economy and the crisis in the credit markets worsened. This was the first time since the 3rd quarter of 2002 that investors witnessed two consecutive quarterly declines in the S&P 500 Index (the “Index”). The consumer staples and materials sectors posted the best returns among the 10 economic sectors that make up the Index. Both sectors tend to benefit from a weak U.S. dollar, which set record lows on the world currency markets during March 2008. Consumer staples returned 1.3% for the six-month period, the only sector within the Index to post a positive return. The materials sector returned -2.9%. Not surprisingly, the worst return for the period was in the financials sector. The concerns about the housing industry that began in early 2007 spiraled into a financial crisis that was felt around the globe. The damage to the financials sector was substantial.

Management Discussion

•

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings from option premiums by selling covered call options with respect to a substantial portion of its portfolio securities. During the six months ended March 31, 2008, the Fund continued to provide shareholders with attractive monthly distributions.

•

At net asset value (NAV), the Fund outperformed the S&P 500 Index and its Lipper peer group, but trailed the CBOE S&P 500 Buy-Write Index for the six months ended March 31, 2008. Market volatility created opportunities for the Fund to beat the returns of the broader market, as measured by the S&P 500. However, overall volatility and investor anxiety throughout the period led to negative returns both at NAV and at market price.

Eaton Vance Enhanced Equity Income Fund Total Return Performance 9/30/07 – 3/31/08

	NYSE Symbol	EOI

	At Net Asset Value (NAV)	-6.54%
	At Market	-6.58%
	S&P 500 Index(1)	-12.46%
	CBOE S&P 500 Buy-Write Index(1)	-1.16%
	Lipper Options Arbitrage/Options Strategies Classification (1)	-6.73%
	Total Distributions per share	$0.937
Distribution Rate(2)	On NAV	8.77%
	On Market	9.53%

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•

Although the continuing credit crisis battered the financials sector during the period, the Fund’s stock selection, particularly among capital markets and diversified financial services stocks, made the largest contribution to relative returns. The Fund also owned outperforming names in energy equipment and services, which further added to performance. Among consumer discretionary names, poor performance by multiline retailers was offset by positive stock selection in hotel and restaurant stocks, netting positive results for Fund returns. On the downside for Fund performance, consumer staples posted the poorest results, as stock selection in food and staples retailing underperformed on a relative basis.

•

At March 31, 2008, the Fund had written call options on 47.74% of its equity holdings. The Fund seeks current earnings from option premiums. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the underlying asset. This expectation of volatility, or “implied volatility,” is the primary variable that drives the pricing of options and therefore the premiums available from option writing strategies. The implied volatility of equity based options continued to increase during the period, primarily in response to investor anxiety about subprime mortgages, the credit markets, and the possibility of recession. As a result, the Fund was able to “monetize” some of the increased volatility in the form of higher premiums for the six months ended March 31, 2008.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

FUND PERFORMANCE

Fund Performance

NYSE Symbol:	EOI

Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	-6.58%
One Year	-9.85
Life of Fund (10/29/04)	5.32

Average Annual Total Returns (at net asset value)
Six Months	-6.54%
One Year	0.53
Life of Fund (10/29/04)	7.90

Fund Composition

Top Ten Holdings(1)

By total investments

General Electric Co.	2.7%
Exxon Mobil Corp.	2.6
Microsoft Corp.	1.7
AT&T, Inc.	1.7
Johnson & Johnson	1.6
Bank of New York Mellon Corp. (The)	1.5
Cisco Systems, Inc.	1.5
Thermo Fisher Scientific, Inc.	1.5
Anadarko Petroleum Corp.	1.4
Transocean, Inc.	1.3

(1)

Top Ten Holdings represented 17.5% of the Fund’s total investments as of 3/31/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 3/31/08. Excludes cash equivalents.

Sector Weightings(2)

By total investments

(2)	Reflects the Fund’s total investments as of 3/31/08. The sector weightings are presented without the offsetting effect of the Fund’s written option positions at 3/31/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 95.5%
Security	Shares	Value
Aerospace & Defense — 5.0%
Alliant Techsystems, Inc.(2)	15,056	$1,558,748
Boeing Co. (The)	40,147	2,985,732
General Dynamics Corp.	83,860	6,991,408
Lockheed Martin Corp.	62,915	6,247,460
Precision Castparts Corp.	27,798	2,837,620
Raytheon Co.	79,917	5,163,437
Rockwell Collins, Inc.	50,431	2,882,132
United Technologies Corp.	124,228	8,549,371
		$37,215,908
Auto Components — 0.7%
Johnson Controls, Inc.	142,952	$4,831,778
		$4,831,778
Beverages — 2.1%
Coca-Cola Co. (The)	95,492	$5,812,598
PepsiCo, Inc.	139,710	10,087,062
		$15,899,660
Biotechnology — 2.6%
Biogen Idec, Inc.(2)	41,190	$2,541,011
BioMarin Pharmaceutical, Inc.(2)	45,322	1,603,039
Cephalon, Inc.(2)	28,128	1,811,443
Genzyme Corp.(2)	99,210	7,395,113
Gilead Sciences, Inc.(2)	108,696	5,601,105
		$18,951,711
Capital Markets — 4.1%
Affiliated Managers Group, Inc.(2)	11,834	$1,073,817
Bank of New York Mellon Corp. (The)	278,201	11,609,328
Goldman Sachs Group, Inc.	9,406	1,555,658
Invesco, Ltd.	168,614	4,107,437
Julius Baer Holding AG	32,268	2,391,603
State Street Corp.	37,610	2,971,190
T. Rowe Price Group, Inc.	134,109	6,705,450
		$30,414,483
Chemicals — 2.0%
Airgas, Inc.	32,902	$1,496,054
E.I. Du Pont de Nemours & Co.	132,153	6,179,474

Security	Shares	Value
Chemicals (continued)
Monsanto Co.	36,773	$4,100,190
PPG Industries, Inc.	48,163	2,914,343
		$14,690,061
Commercial Banks — 0.9%
East-West Bancorp, Inc.	49,696	$882,104
M&T Bank Corp.	12,728	1,024,349
PNC Financial Services Group, Inc.	23,539	1,543,452
Toronto-Dominion Bank	12,547	769,755
U.S. Bancorp	82,519	2,670,315
		$6,889,975
Commercial Services & Supplies — 0.6%
Republic Services Inc.	51,675	$1,510,977
RR Donnelley & Sons Co.	89,845	2,723,202
		$4,234,179
Communications Equipment — 2.8%
Cisco Systems, Inc.(2)	474,309	$11,426,104
QUALCOMM, Inc.	106,448	4,364,368
Research In Motion, Ltd.(2)	47,484	5,329,129
		$21,119,601
Computer Peripherals — 3.8%
Apple, Inc.(2)	59,300	$8,509,550
EMC Corp.(2)	222,114	3,185,115
Hewlett-Packard Co.	177,680	8,112,869
International Business Machines Corp.	71,452	8,226,983
		$28,034,517
Diversified Financial Services — 2.3%
Bank of America Corp.	226,901	$8,601,817
Citigroup, Inc.	50,026	1,071,557
JPMorgan Chase & Co.	177,027	7,603,310
		$17,276,684
Diversified Telecommunication Services — 3.6%
AT&T, Inc.	333,976	$12,791,281
CenturyTel, Inc.	163,543	5,436,169
Verizon Communications, Inc.	241,753	8,811,897
		$27,039,347

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Electric Utilities — 1.3%
E.ON AG ADR	152,148	$9,402,746
		$9,402,746
Electrical Equipment — 1.0%
Emerson Electric Co.	141,120	$7,262,035
		$7,262,035
Electronic Equipment & Instruments — 0.4%
Agilent Technologies, Inc.(2)	110,046	$3,282,672
		$3,282,672
Energy Equipment & Services — 6.0%
BJ Services Co.	128,273	$3,657,063
Diamond Offshore Drilling, Inc.	54,768	6,374,995
Nabors Industries, Ltd.(2)	197,667	6,675,215
Noble Corp.	115,504	5,737,084
Rowan Cos., Inc.	78,258	3,222,664
Schlumberger, Ltd.	104,918	9,127,866
Transocean, Inc.(2)	74,751	10,106,335
		$44,901,222
Food & Staples Retailing — 1.5%
CVS Caremark Corp.	143,654	$5,819,424
Wal-Mart Stores, Inc.	104,792	5,520,443
		$11,339,867
Food Products — 2.0%
H.J. Heinz Co.	102,058	$4,793,664
Nestle SA ADR	59,292	7,381,854
Tyson Foods, Inc., Class A	168,408	2,686,108
		$14,861,626
Health Care Equipment & Supplies — 3.7%
Baxter International, Inc.	38,846	$2,246,076
Covidien, Ltd.	144,091	6,376,027
Edwards Lifesciences Corp.(2)	76,000	3,385,800
Gen-Probe, Inc.(2)	34,422	1,659,140
Hospira, Inc.(2)	133,000	5,688,410
Medtronic, Inc.	73,694	3,564,579
Thoratec Corp.(2)	122,835	1,755,312
Zimmer Holdings, Inc.(2)	35,245	2,744,176
		$27,419,520

Security	Shares	Value
Health Care Providers & Services — 0.5%
DaVita, Inc.(2)	36,862	$1,760,529
Henry Schein, Inc.(2)	32,468	1,863,663
		$3,624,192
Hotels, Restaurants & Leisure — 1.8%
International Game Technology	74,198	$2,983,502
Marriott International, Inc., Class A	144,267	4,957,014
McDonald's Corp.	95,878	5,347,116
		$13,287,632
Household Durables — 0.2%
Newell Rubbermaid, Inc.	65,583	$1,499,883
		$1,499,883
Household Products — 1.6%
Colgate-Palmolive Co.	60,634	$4,723,995
Energizer Holdings, Inc.(2)	22,612	2,045,934
Kimberly-Clark Corp.	60,690	3,917,540
Procter & Gamble Co.	21,950	1,538,037
		$12,225,506
Industrial Conglomerates — 2.8%
General Electric Co.	558,215	$20,659,537
		$20,659,537
Insurance — 4.1%
AFLAC, Inc.	47,805	$3,104,935
Assurant, Inc.	17,812	1,084,038
Berkshire Hathaway, Inc., Class A(2)	59	7,870,600
Chubb Corp.	22,212	1,099,050
Hartford Financial Services Group, Inc.	14,388	1,090,179
Lincoln National Corp.	34,843	1,811,836
MetLife, Inc.	64,119	3,863,811
Travelers Companies, Inc. (The)	160,846	7,696,481
Zurich Financial Services AG	10,137	3,208,353
		$30,829,283
Internet Software & Services — 2.6%
Akamai Technologies, Inc.(2)	73,217	$2,061,791
eBay, Inc.(2)	76,678	2,288,072
Google, Inc., Class A(2)	20,790	9,157,371

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Internet Software & Services (continued)
Omniture, Inc.(2)	73,353	$1,702,523
VeriSign, Inc.(2)	115,032	3,823,664
		$19,033,421
IT Services — 1.2%
Accenture, Ltd., Class A	60,545	$2,129,368
MasterCard, Inc., Class A	29,072	6,482,765
		$8,612,133
Life Sciences Tools & Services — 1.5%
Thermo Fisher Scientific, Inc.(2)	195,523	$11,113,527
		$11,113,527
Machinery — 2.0%
Danaher Corp.	87,544	$6,655,970
Deere & Co.	29,790	2,396,308
Eaton Corp.	36,064	2,873,219
Illinois Tool Works, Inc.	53,517	2,581,125
		$14,506,622
Media — 2.3%
Comcast Corp., Class A	235,816	$4,560,681
Omnicom Group, Inc.	66,111	2,920,784
Time Warner, Inc.	266,403	3,734,970
Walt Disney Co.	192,697	6,046,832
		$17,263,267
Metals & Mining — 1.1%
Goldcorp, Inc.	206,608	$8,006,060
		$8,006,060
Multiline Retail — 0.4%
JC Penney Co., Inc.	36,002	$1,357,635
Macy's, Inc.	62,951	1,451,650
		$2,809,285
Multi-Utilities — 2.0%
Dominion Resources, Inc.	234,834	$9,590,621
Public Service Enterprise Group, Inc.	138,874	5,581,346
		$15,171,967

Security	Shares	Value
Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	165,800	$10,450,374
ConocoPhillips	97,510	7,431,237
Exxon Mobil Corp.	230,047	19,457,375
Niko Resources, Ltd.	31,187	2,530,401
Occidental Petroleum Corp.	106,326	7,779,873
Petrohawk Energy Corp.(2)	176,054	3,551,009
Sunoco, Inc.	77,164	4,048,795
Williams Cos., Inc.	249,298	8,221,848
		$63,470,912
Pharmaceuticals — 5.2%
Abbott Laboratories	170,699	$9,414,050
Allergan, Inc.	43,288	2,441,010
Johnson & Johnson	192,853	12,510,374
Merck & Co., Inc.	194,904	7,396,607
Shire PLC ADR	62,885	3,644,815
Wyeth	69,419	2,898,937
		$38,305,793
Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc.	24,072	$2,323,429
Boston Properties, Inc.	25,241	2,323,939
Public Storage, Inc.	21,383	1,894,961
Simon Property Group, Inc.	28,634	2,660,385
		$9,202,714
Road & Rail — 0.2%
JB Hunt Transport Services, Inc.	57,483	$1,806,691
		$1,806,691
Semiconductors & Semiconductor Equipment — 2.7%
ASML Holding NV(2)	158,532	$3,933,179
Intel Corp.	170,632	3,613,986
Intersil Corp., Class A	90,224	2,316,050
KLA-Tencor Corp.	95,596	3,546,612
Maxim Integrated Products, Inc.	173,404	3,535,708
Texas Instruments, Inc.	96,783	2,736,055
		$19,681,590

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Software — 2.5%
Microsoft Corp.	465,554	$13,212,423
Oracle Corp.(2)	285,833	5,590,893
		$18,803,316
Specialty Retail — 1.8%
Best Buy Co., Inc.	69,235	$2,870,483
Home Depot, Inc.	140,501	3,929,813
Staples, Inc.	297,254	6,572,286
		$13,372,582
Tobacco — 2.6%
Altria Group, Inc.	167,940	$3,728,268
British American Tobacco PLC	80,338	3,021,819
Loews Corp.-Carolina Group	54,969	3,988,001
Philip Morris International, Inc.	167,940	8,494,405
		$19,232,493
Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc., Class B	66,138	$2,375,677
		$2,375,677
Total Common Stocks (identified cost $717,236,644)		$709,961,675
Short-Term Investments — 7.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.81%(3)	53,004	$53,003,613
Total Short-Term Investments (identified cost $53,003,613)		$53,003,613
Total Investments — 102.6% (identified cost $770,240,257)		$762,965,288

Covered Call Options Written — (2.2)%
Security	Number of Contracts	Strike Price	Expiration Date	Value
Abbott Laboratories	1,050	$57.50	5/17/08	$(115,500)
Accenture, Ltd., Class A	335	35.00	5/17/08	(60,300)
Affiliated Managers Group, Inc.	55	105.00	6/21/08	(14,300)
AFLAC, Inc.	325	65.00	5/17/08	(97,500)
Agilent Technologies, Inc.	430	32.50	5/17/08	(23,650)
Airgas, Inc.	215	45.00	4/19/08	(37,625)
Akamai Technologies, Inc.	385	35.00	5/17/08	(21,175)
Allergan Inc.	275	60.00	7/19/08	(67,375)
Alliant Techsystems, Inc.	115	110.00	5/17/08	(13,225)
Altria Group, Inc	965	75.00	6/21/08	(159,707)
Anadarko Petroleum Corp.	1,160	60.00	5/17/08	(614,800)
Apple, Inc.	430	150.00	7/19/08	(507,400)
Assurant, Inc.	90	65.00	6/21/08	(19,350)
AT&T, Inc.	1,315	42.50	4/19/08	(6,575)
AT&T, Inc.	895	37.50	4/19/08	(132,460)
AvalonBay Communities, Inc.	90	95.00	4/19/08	(43,650)
Bank of America Corp.	725	45.00	5/17/08	(26,825)
Bank of New York Mellon Corp. (The)	1,200	45.00	6/21/08	(240,000)
Baxter International, Inc.	205	62.50	5/17/08	(15,375)
Best Buy Co. Inc.	245	45.00	6/21/08	(44,835)
Biogen Idec, Inc.	240	65.00	4/19/08	(27,600)
BioMarin Pharmaceutical, Inc.	305	40.00	4/19/08	(9,150)
BJ Services Co.	550	22.50	4/19/08	(332,750)
Boeing Co. (The)	90	75.00	5/17/08	(25,650)
Boston Properties, Inc.	160	100.00	7/19/08	(60,800)
CenturyTel, Inc.	880	35.00	4/19/08	(28,600)
Cephalon, Inc.	195	70.00	5/17/08	(30,225)
Chubb Corp.	80	50.00	7/19/08	(25,280)
Cisco Systems, Inc.	2,320	25.00	7/19/08	(345,680)
Citigroup, Inc.	190	27.50	6/21/08	(8,740)
Coca-Cola Co. (The)	360	62.50	5/17/08	(39,600)
Colgate-Palmolive Co.	606	80.00	5/17/08	(72,720)
Comcast Corp., Class A	1,540	22.50	7/19/08	(53,900)
ConocoPhillips	395	80.00	5/17/08	(84,135)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Number of Contracts	Strike Price	Expiration Date	Value
Covidien, Ltd.	825	$45.00	4/19/08	$(53,625)
CVS Caremark Corp.	795	37.50	5/17/08	(302,100)
Danaher Corp.	395	80.00	6/21/08	(94,800)
Deere & Co.	170	90.00	6/21/08	(47,600)
Diamond Offshore Drilling, Inc.	170	115.00	6/21/08	(142,800)
E.I. du Pont de Nemours & Co.	995	47.50	4/19/08	(99,500)
East-West Bancorp, Inc.	175	22.50	4/19/08	(1,750)
Eaton Corp.	225	85.00	4/19/08	(23,625)
eBay, Inc.	320	27.50	4/19/08	(94,080)
Edwards Lifesciences Corp.	395	45.00	5/17/08	(64,187)
EMC Corp.	595	15.00	7/19/08	(63,665)
Emerson Electric Co.	880	55.00	6/21/08	(127,600)
Exxon Mobil Corp.	1,225	90.00	4/19/08	(61,250)
General Dynamics Corp.	415	85.00	5/17/08	(97,525)
General Electric Co.	1,360	34.00	6/21/08	(526,320)
Gen-Probe, Inc.	235	60.00	5/17/08	(2,938)
Gilead Sciences, Inc.	870	47.50	5/17/08	(452,400)
Goldcorp, Inc.	2,066	35.00	4/19/08	(902,842)
Goldman Sachs Group, Inc.	35	180.00	4/19/08	(6,125)
H.J. Heinz Co.	475	45.00	6/21/08	(152,000)
Henry Schein, Inc.	205	60.00	4/19/08	(7,175)
Hewlett-Packard Co.	1,115	50.00	5/17/08	(89,200)
Home Depot, Inc.	435	27.50	5/17/08	(81,345)
Hospira, Inc.	1,330	45.00	5/17/08	(146,300)
Illinois Tool Works, Inc.	175	50.00	6/21/08	(33,600)
Intel Corp.	780	22.50	4/19/08	(27,300)
International Business Machines Corp.	335	105.00	4/19/08	(368,500)
International Game Technology	741	50.00	7/19/08	(51,870)
Intersil Corp., Class A	445	25.00	4/19/08	(66,750)
JB Hunt Transport Services, Inc.	574	35.00	5/17/08	(45,920)
JC Penney Co., Inc.	210	42.50	5/17/08	(27,300)
Johnson & Johnson	955	65.00	4/19/08	(103,140)
Johnson Controls, Inc.	535	35.00	4/19/08	(42,800)
JPMorgan Chase & Co.	910	47.50	6/21/08	(152,880)
Kimberly-Clark Corp.	305	65.00	4/19/08	(24,095)
KLA-Tencor Corp.	445	42.50	6/21/08	(40,050)

Security	Number of Contracts	Strike Price	Expiration Date	Value
Lincoln National Corp.	165	$55.00	4/19/08	$(10,725)
Lockheed Martin Corp.	380	110.00	6/21/08	(45,600)
Loews Corp.-Carolina Group	235	80.00	6/21/08	(18,800)
M&T Bank Corp.	80	90.00	4/19/08	(6,000)
Macy's, Inc.	385	30.00	5/17/08	(7,700)
Marriott International, Inc., Class A	855	35.00	7/19/08	(252,225)
MasterCard, Inc., Class A	140	195.00	4/19/08	(403,200)
McDonald's Corp.	565	57.50	6/21/08	(113,000)
Medtronic, Inc.	315	47.50	5/17/08	(66,150)
Merck & Co., Inc.	640	47.50	4/19/08	(3,200)
MetLife, Inc.	320	60.00	6/21/08	(153,600)
Microsoft Corp.	2,220	30.00	7/19/08	(293,040)
Monsanto Co.	200	110.00	7/19/08	(258,000)
Nabors Industries, Ltd.	1,035	27.50	6/21/08	(708,975)
Newell Rubbermaid, Inc.	420	25.00	6/21/08	(21,000)
Noble Corp.	660	47.50	6/21/08	(396,000)
Occidental Petroleum Corp.	605	70.00	5/17/08	(405,350)
Omnicom Group, Inc.	355	45.00	7/19/08	(84,313)
Omniture, Inc.	370	25.00	6/21/08	(86,950)
Oracle Corp.	1,885	20.00	6/21/08	(207,350)
PepsiCo, Inc.	825	70.00	4/19/08	(231,000)
Petrohawk Energy Corp.	1,110	17.50	6/21/08	(371,850)
PNC Financial Services Group, Inc.	115	65.00	5/17/08	(46,575)
PPG Industries, Inc.	220	70.00	5/17/08	(5,500)
Precision Castparts Corp.	110	120.00	6/21/08	(30,800)
Procter & Gamble Co.	219	70.00	4/19/08	(22,995)
Public Storage, Inc.	50	75.00	6/21/08	(83,000)
Public Service Enterprise Group, Inc.	680	45.00	6/21/08	(44,200)
QUALCOMM, Inc.	660	42.50	4/19/08	(38,940)
Raytheon Co.	515	65.00	5/17/08	(103,000)
Republic Services Inc.	255	30.00	4/19/08	(10,200)
Research In Motion, Ltd.	245	120.00	6/21/08	(242,550)
Rogers Communications, Inc., Class B	405	40.00	4/19/08	(6,075)
Rowan Cos., Inc.	385	35.00	4/19/08	(231,000)
Schlumberger, Ltd.	535	85.00	5/17/08	(331,700)
Shire PLC ADR	285	55.00	4/19/08	(119,700)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Number of Contracts	Strike Price	Expiration Date	Value
Simon Property Group, Inc.	35	$85.00	4/19/08	$(37,380)
Staples, Inc.	1,365	22.50	6/21/08	(222,495)
State Street Corp.	200	85.00	5/17/08	(58,000)
Sunoco, Inc.	575	65.00	5/17/08	(23,000)
T. Rowe Price Group, Inc.	730	55.00	4/19/08	(54,750)
Texas Instruments, Inc.	335	30.00	7/19/08	(45,225)
Thermo Fisher Scientific, Inc.	1,225	55.00	6/21/08	(514,500)
Thoratec Corp.	565	17.50	4/19/08	(8,475)
Time Warner, Inc.	1,845	16.00	7/19/08	(64,575)
Toronto-Dominion Bank	195	37.50	6/21/08	(17,160)
Transocean, Inc.	645	130.00	5/17/08	(722,400)
Travelers Companies, Inc. (The)	1,025	50.00	4/19/08	(69,700)
Tyson Foods, Inc., Class A	935	15.00	4/19/08	(117,810)
United Technologies Corp.	790	75.00	5/17/08	(46,610)
U.S. Bancorp	390	32.50	6/21/08	(83,850)
VeriSign, Inc.	695	35.00	6/21/08	(128,575)
Verizon Communications, Inc.	580	37.50	7/19/08	(108,460)
Wal-Mart Stores, Inc.	610	55.00	6/21/08	(85,400)
Walt Disney Co.	1,140	30.00	4/19/08	(201,780)
Williams Cos., Inc.	1,400	35.00	5/17/08	(105,000)
Wyeth	325	40.00	4/19/08	(76,375)
Zimmer Holdings, Inc.	195	80.00	6/21/08	(66,300)
Total Covered Call Options Written (premiums received $17,387,298)				$(16,349,497)
Other Assets, Less Liabilities — (0.4)%				$(2,993,251)
Net Assets — 100.0%				$743,622,540

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for options written.

(2)  Non-income producing security.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2008.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of March 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $717,236,644)	$709,961,675
Affiliated investment, at value (identified cost, $53,003,613)	53,003,613
Foreign currency, at value (identified cost, $2)	2
Receivable for investments sold	1,076,654
Dividends and interest receivable	1,225,617
Interest receivable from affiliated investment	121,910
Total assets	$765,389,471
Liabilities
Written options outstanding, at value (premiums received, $17,387,298)	$16,349,497
Payable for investments purchased	4,580,607
Payable to affiliate for investment adviser fee	607,980
Payable to affiliate for Trustees' fees	1,480
Accrued expenses	227,367
Total liabilities	$21,766,931
Net Assets	$743,622,540
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,685,160 shares issued and outstanding	$396,852
Additional paid-in capital	757,268,732
Accumulated distributions in excess of net realized gain (computed on the basis of identified cost)	(9,249,953)
Accumulated undistributed net investment income	1,444,625
Net unrealized depreciation (computed on the basis of identified cost)	(6,237,716)
Net Assets	$743,622,540
Net Asset Value
($743,622,540 ÷ 39,685,160 common shares issued and outstanding)	$18.74

Statement of Operations

For the Six Months Ended
March 31, 2008

Investment Income
Dividends (net of foreign taxes, $8,399)	$6,219,605
Interest	78
Interest income allocated from affiliated investment	914,554
Expenses allocated from affiliated investment	(103,159)
Total investment income	$7,031,078
Expenses
Investment adviser fee	$3,866,360
Trustees' fees and expenses	13,800
Custodian fee	131,291
Printing and postage	65,833
Legal and accounting services	52,228
Transfer and dividend disbursing agent fees	30,827
Miscellaneous	29,807
Total expenses	$4,190,146
Net investment income	$2,840,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(29,074,015)
Written options	32,149,824
Foreign currency transactions	1,036
Net realized gain	$3,076,845
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(70,854,704)
Written options	8,160,757
Foreign currency	(548)
Net change in unrealized appreciation (depreciation)	$(62,694,495)
Net realized and unrealized loss	$(59,617,650)
Net decrease in net assets from operations	$(56,776,718)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From operations — Net investment income	$2,840,932	$3,182,721
Net realized gain from investment transactions, written options, disposal of options in violation of restrictions and foreign currency transactions	3,076,845	77,780,976
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(62,694,495)	31,973,214
Net increase (decrease) in net assets from operations	$(56,776,718)	$112,936,911
Distributions to common shareholders — From net investment income	$(2,816,102)	$(1,520,909)
From net realized gain	(34,368,893)*	(63,633,020)
Total distributions to shareholders	$(37,184,995)	$(65,153,929)
Capital share transactions — Reinvestment of distributions to shareholders	$—	$3,323,770
Net increase in net assets from capital share transactions	$—	$3,323,770
Net increase (decrease) in net assets	$(93,961,713)	$51,106,752
Net Assets
At beginning of period	$837,584,253	$786,477,501
At end of period	$743,622,540	$837,584,253
Accumulated undistributed net investment income included in net assets
At end of period	$1,444,625	$1,419,795

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended
	(Unaudited)(1)		2007(1)		2006(1)		September 30, 2005(1)(2)
Net asset value — Beginning of period	$21.110		$19.900		$19.960		$19.100	(3)
Income (loss) from operations
Net investment income	$0.072		$0.080		$0.093		$0.051
Net realized and unrealized gain (loss)	(1.505)		2.774		1.491		2.061
Total income (loss) from operations	$(1.433)		$2.854		$1.584		$2.112
Less distributions
From net investment income	$(0.071)		$(0.038)		$(0.093)		$(0.051)
From net realized gain	(0.866	)*	(1.606)		(1.551)		(1.182)
Total distributions	$(0.937)		$(1.644)		$(1.644)		$(1.233)
Common share offering costs	$—		$—		$—		$(0.019)
Net asset value — End of period	$18.740		$21.110		$19.900		$19.960
Market value — End of period	$17.250		$19.440		$20.070		$19.890
Total Investment Return on Net Asset Value	(6.54	)%(6)(10)	15.04	%(4)(6)	8.46	%(5)(6)	11.24	%(7)(10)
Total Investment Return on Market Value	(6.58	)%(6)(10)	5.04	%(6)	9.77	%(6)	10.85	%(7)(10)

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended March 31, 2008		Year Ended September 30,		Period Ended
	(Unaudited)(1)		2007(1)	2006(1)	September 30, 2005(1)(2)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$743,623		$837,584	$786,478	$787,442
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(9)	1.08	%(8)	1.08%	1.09%	1.09	%(8)
Net investment income	0.72	%(8)	0.39%	0.47%	0.28	%(8)
Portfolio Turnover	74%		195%	84%	84%

(1)  Per share net investment income and common share offering costs were computed using average common shares outstanding.

(2)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  During the year ended September 30, 2007, the Fund realized a gain on the closing out of a written options position that did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended September 30, 2007.

(5)  During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written options position that did not meet the Fund's investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(7)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(8)  Annualized.

(9)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(10)  Not annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing covered call options with respect to a substantial portion of its portfolio securities.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended September 30, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Interim Financial Statements — The interim financial statements relating to March 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. For the six months ended March 31, 2008, the amount of distributions estimated to be a tax return of capital was approximately $8,888,000. The final determination of tax characteristics of the Fund's distributions will occur at the end of the year, at which time it will be reported to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fee. For the six months ended March 31, 2008, the Fund's advisory fee totaled $3,962,008 of which $95,648 was allocated from Cash Management and $3,866,360 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six month ended March 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $588,226,349 and $636,364,361, respectively, for the six months ended March 31, 2008.

5  Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the six months ended March 31, 2008 and year ended September 30, 2007 were none and 162,957, respectively.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$770,226,981
Gross unrealized appreciation	$36,645,194
Gross unrealized depreciation	(43,906,887)
Net unrealized depreciation	$(7,261,693)

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at March 31, 2008 is included in the Portfolio of Investments.

Written call options activity for the six months ended March 31, 2008 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	110,709	$25,984,835
Options written	199,711	44,456,076
Options terminated in closing purchase transactions	(215,869)	(47,161,197)
Options expired	(19,775)	(5,892,416)
Outstanding, end of period	74,776	$17,387,298

At March 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-866-439-6787.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN
CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
1-866-439-6787

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2008, our records indicate that there are 47 registered shareholders and approximately 40,369 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen , fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Enhanced Equity Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Trustee and Vice President
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer
John E. Pelletier
Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund
Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(866) 439-6787

Overnight Mail:
PFPC Inc.
Attn: Eaton Vance Funds
250 Royall Street
Canton, MA 02021

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-5/08  CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	May 13, 2008

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 13, 2008